UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 8, 2009
WESCO FINANCIAL CORPORATION
(Exact name of Registrant as Specified in its Charter)

DELAWARE	1-4720	95-2109453

(State or Other Jurisdiction	(Commission File	(I.R.S. Employer)
of incorporation)	Number)	Identification No.)
301 East Colorado Boulevard, Suite 300, Pasadena, California 91101-1901
(Address of Principal Executives Offices)
(Zip Code)

626/585-6700
(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
     On May 8, 2009, registrant issued a press release containing earnings information for the quarter ended March 31, 2009. A copy of the release is attached hereto as Exhibit 99.1.
     The information in this report and the attached exhibit is being furnished pursuant to Item 2.02 of this Form 8-K and shall not be deemed “filed” with the Securities and Exchange Commission for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
99.1	Earnings release of Wesco Financial Corporation for the quarter ended March 31, 2009, dated May 8, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESCO FINANCIAL CORPORATION

May 8, 2009	/s/ Jeffrey L. Jacobson

Date	By:	Jeffrey L. Jacobson
Vice President and Chief Financial Officer

EXHIBIT INDEX
99.1	Earnings release of Wesco Financial Corporation for the quarter ended March 31, 2009, dated May 8, 2009.